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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 7, 2003



                            ONCURE TECHNOLOGIES CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

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               Florida                                  0-30799                                 59-3191053
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
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(State or other jurisdiction                      (Commission File Number) n)         (IRS Employer Identification
     of incorporation)                                                                              No.)
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610 Newport Center Drive, Suite 350                                                                Newport Beach, CA 92660
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(Address of principal executive offices)                                                                       (Zip Code)


                        Registrant's telephone number, including area code: (949) 721-6540



                          -------------------------------------------------------------
                          (Former name or former address, if changed since last report)


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ITEM 5.          OTHER EVENTS.
                 -------------

         On February 7, 2003, the Company entered into a letter of intent ("Letter of Intent") with Mission Viejo Radiation Oncology Medical Group, Inc., a California corporation ("Mission"), pursuant to which the Company offered to acquire of all of the issued and outstanding capital stock of Mission. The Company expects the purchase price of the acquisition to be approximately $5,000,000, $4,600,000 of which will be payable in cash and $400,000 of which will be payable in preferred stock of the Company. The Company also expects to assume approximately $1,400,000 of indebtedness of Mission and acquire approximately $400,000 of accounts receivable of Mission. The transaction contemplated by the Letter of Intent is subject to several material conditions including, among others, the receipt of necessary financing, the negotiation of definitive documentation and the satisfactory completion of due diligence. There can be no assurance that this transaction will be completed or that if completed, the terms will not change.

         Mission owns, operates and manages two cancer centers, the Mission Viejo Radiation Center located at 27800 Medical Center Road, Suite 160, Mission Viejo, CA, 92691 and San Clemente Radiation Oncology Center located at 2710 Camino Capistrano, San Clemente, CA 92672.

         The foregoing description of the Letter of Intent is not intended to be complete and is qualified in its entirety by the complete text of the Letter of Intent, which is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
              ----------------------------------

                  (c)      Exhibits.
                           --------

                  99.1 Letter of Intent, dated as of February 7, 2003, by and between Oncure Technologies Corp. and Mission Viejo Radiation Oncology Medical Group, Inc.



                                        2



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                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   OnCure Technologies Corp. (Registrant)


Dated: February 13, 2003           By:       /s/ Jeffrey A. Goffman
                                            -----------------------------------
                                   Jeffrey A. Goffman
                                   President and Chief Executive Officer






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                                INDEX TO EXHIBITS

Exhibit No.                                                           Page No.
-----------                                                           --------

99.1 Letter of Intent, dated as of February 7, 2003, by and between Oncure Technologies Corp. and Mission Viejo Radiation Oncology Medical Group, Inc.